                                  Exhibit 12


                 FORM OF APPLICATION FOR EMPLOYEE INSURANCE GI
                          (Individual Policy, 10352, 33100)

                   [LOGO OF PARAGON LIFE INSURANCE COMPANY]
APPLICATION FOR                                             EMPLOYEE APPLICATION
INSURANCE WITH:

                                    ELIGIBILITY FOR INSURANCE COVERAGE UNDER THE
                                    APPLICATION IS LIMITED TO EMPLOYEES ACTIVELY
                                    AT WORK FOR WAGES. AT LEAST THIRTY 30 HOURS
                                    PER WEEK ON THE DATE OF THIS APPLICATION.
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Are you now actively working for wages at least thirty (30) hours per week for
the Employer shown below?  [_] Yes    [_] No    Date Employed      /     /
                                                              ------------------
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A.   Have you missed ten or more consecutive days of work or a total of thirty or more days in the last year due to accident, illness, injury, or hospital confinement? (Work is defined as performing all of the duties of your
     occupation or profession.)  [_] Yes    [_] No
B.   Is any proposed insured child hospitalized in the date of this
     application?  [_] Yes    [_] No
  If "Yes" OR if applying after your first enrollment period, complete HEALTH QUESTIONS.
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Employee Name                              Social Security No:     -  -
              ---------------------------                      ---------------
              Last   First    MI   Maiden

Mailing Address                            Date of Birth    /   /    [_] Male
                -------------------------                ----------- [_] Female
                City      State       Zip
Daytime Phone                              Annual Salary
(   )                                                    -----------
-----------------------------------------
Employer                                   Job Location
         --------------------------------               ------------------------
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Insurance Applied For:             [_]              Child Insurance Rider
                                       ------------
--------------------------             Coverage per child (must be less than 16
[_] Level   [_] Increasing             years old at issue)

                                       [_] Accidental Death
                                           Benefit for Amount    ---------------
                                           of Insurance             Frequency
--------------------------
   Amount of Insurance                 [_] Waiver of Monthly
                                           Deduction

--------------------------  +  ---------------------------  =  -----------------
          Premium              Additional Benefits Premium       Total Premium
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Beneficiary:                                    Relationship:
             ----------------------------------               ------------------
            (Beneficiary will be Estate unless otherwise indicated)
   (Beneficiary for Child Rider will be as indicated in the rider provision)

Owner (Employee will be Owner unless otherwise indicated):
                                                           ---------------------
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Will the insurance applied for replace any existing life insurance
or annuities?                                                [_] Yes      [_] No
If "Yes", Detail
                 ---------------------------------------------------------------
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I hereby authorize payroll deductions of any premiums to be paid for insurance purchased from Paragon Life Insurance Company. PLEASE NOTE INTERIM INSURANCE DESCRIPTION ON PAGE 2.
I have read the above questions and answers. I declare that the answers are complete and true to the best of my knowledge and belief. I agree that this application will be part of the policy, if one is issued.
                                            Agent: To the best of your knowledge
                                            is the insurance applied for
Date at                on                   intended to replace any existing
        --------------    ----------        life insurance or annuities?
                                                  [_] Yes           [_] No

------------------------------------        ------------------------------------
  Signature of applicant Employee           Signature of Licensed Resident Agent
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                            DECLINATION OF COVERAGE
I hereby certify that I have been given the opportunity to apply for the insurance and after carefully consideration have decided not to apply at this time. I also understand that a later application may require submission of evidence of insurability and that as a result coverage may be denied at that time.

-------------     --------------------------------     -------------------------
    Date            Employee Name (please print)         Signature of Employee
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10352(4/92)

HEALTH QUESTIONS  (Complete ONLY if (1) applying in excess of Guaranteed Issue
                  Amount, (2) question A or B is answered "Yes", or (3) applying after your first enrollment period.)

(PLEASE GIVE DETAILS TO "YES" ANSWERS IN REMARKS SECTION)
1. Have you ever had or been advised to have surgery, or
   diagnosis or treatment for diabetes, heart disease or
   disorder, stroke, kidneys, respiratory or nervous system
   disorder, cancer, high blood pressure, or tumor?               [ ] Yes [ ] No
2. Have you been hospitalized at any time during the last
   five years?                                                    [ ] Yes [ ] No
3. Have you received treatment or joined an organization
   because of alcohol or drug use or been medically advised
   to do so?                                                      [ ] Yes [ ] No
4. a) Have you ever had or been treated or diagnosed by a
   member of the medical profession for AIDS (Acquired Immune
   Deficiency Syndrome) or ARC (AIDS Related Complex)?            [ ] Yes [ ] No
5. Are you disable and/or not performing all of the duties
   of your occupation or profession?                              [ ] Yes [ ] No
6. Employee:       Height______________________    Weight_______________________

REMARKS:       (Use separate piece of paper of additional space is needed)

Name and Question #     Date    Nature of Condition     Duration        Result



HOME OFFICE ENDORSEMENT:
                                            Plan # _____________________________

                                            Date of Issue_______________________


                         INTERIM INSURANCE DESCRIPTION
Guaranteed Issue not available for particular proposed insured if Question A or B is answered "Yes" or if applying after his/her first enrollment period. Any person who qualifies in all respects for guaranteed issue coverage shall be considered covered on an interim basis from the date of application for the amount of insurance applied for up to the applicable "GUARANTEED ISSUE AMOUNT". The Accidental Death Benefit Rider shall not, however, be in effect prior to the actual date of issue of a policy. If death is due to suicide on the basis stated in the policy, the Company's liability under this interim Insurance is limited to the return of the amount paid or withheld. Interim insurance ends on the earliest of the following dates: (a) the date insurance begins on the policy applied for; (b) the date a policy, other than applied for, is offered to the applicant; (c) the date the company notifies the applicant that the application for any proposed insured is declined; (d) 60 days from the date of application; or (e) termination of employment with the sponsoring employer.

I have read the above questions and answers. I declare that the answers are Complete and true to the best of my knowledge and belief. I agree that this application will be part of the policy, if one is issued.

    I authorize Paragon Life, its reinsurers, employees, insurance support organizations, and their representative to obtain information about me to evaluate this application. This information may be about (a) age; (b) medical history, condition and care; (c) physical and mental health; (d) income; (e) other personal characteristics; and (f) other insurance. It includes the use of alcohol, drugs, and tobacco.
    I authorize any physician, health care professional, hospital, clinic, medical facility, the Veterans Administration, the MIB, Inc., employer, or other insurance company to release information about me to Paragon Life or its representatives on receipt of this authorization. Paragon Life or its representatives may release this information about me to its reinsurers, MIB, Inc., or other insurance company to whom I have applied or to whom a claim has been made. No other release may be made except as allowed by law or I further authorize.
    This form is valid for 30 months from the date it is signed. A photographic copy is as valid as the original. I have a right to receive a copy of this upon request.
    Dated at _________________________ on _____________________________ ________
                City and State                 Month         Day          Year

                                         _______________________________
                                         Signature of Applicant Employee

10352(4/92)

APPLICATION FOR INSURANCE WITH:                     [PARAGON LOGO HERE]

ELIGIBILTY FOR INSURANCE COVERAGE UNDER THE
APPLICATION IS LIMITED TO EMPLOYEES ACTIVELY
AT WORK FOR WAGES. AT LEAST THIRTY 30 HOURS
PER WEEK ON THE DATE OF THIS APPLICATION AND
ON THE DATE OF ISSUE OF THE POLICY.

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Are you now actively working for wages at least thirty (30) hours per week for the Employer shown below?
        [_]  Yes     [_]  No        Date Employed
                                                 ---------------------
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Name
    -----------------------------------------------
(Proposed Insured)   Last    First   MI      Maiden

Mailing Address
               -----------------------------------------

               -----------------------------------------
                      City           State     Zip

Sponsoring Employer
                   ----------------------------

Job Location
            -----------------------------------


Social Security No:         -          -                 [_]  Male
                   ------------------------------------  [_]  Female

     Date of Birth       /       /
                   ---------------------

     Annual Salary
                   ---------------------

     Job Title/Classification
                             --------------------------

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Beneficiary:                             Relationship:
            ----------------------------              ------------------------
           (Beneficiary will be Employee unless otherwise indicated)

Owner (Insured will be Owner unless otherwise indicated:
                                                        ------------------------
Owner
Mailing Address
               -----------------------------    Owner
(if other than Insured)                         Soc. Sec. No.     -       -
                                                             -------------------
               -----------------------------
               City            State   Zip
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33100
(6/91)

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HOME OFFICE ENDORSEMENT:
------------------------                    Plan # _____________________________

                                            Date of Issue_______________________

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                                                    (Home Office Use Only)


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Will the insurance applied for replace any existing life insurance or annuities?
          [_] Yes      [_] No

If "Yes", Detail _____________________________________________________________
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                         INTERIM INSURANCE DESCRIPTION

Any person who qualifies in all respects for guaranteed issue coverage shall be considered covered on an interim basis from the date of application for the amount of insurance applied for up to the applicable "GUARANTEED ISSUE AMOUNT". If death is due to suicide on the basis stated in the policy, the Company's liability under this interim insurance is limited to the return of the amount paid or withheld. Interim insurance ends on the earliest of the following dates: (a) the date insurance begins on the policy applied for; (b) the date a policy, other than applied for, is offered to the applicant; (c) the date the Company notifies the applicant that the application for any proposed insured is declined; (d) 60 days from the date of application; or (e) termination of employment with the sponsoring employer.

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I have read the above questions and answers. I declare that the answers are
Complete and true to the best of my knowledge and belief. I agree that this application will be part of the policy, if one is issued.

I authorize Paragon Life, its reinsurers, employees, insurance support organizations, and their representative to obtain information about me to evaluate this application. This information may be about (a) age; (b) medical history, condition and care; (c) physical and mental health; (d) income; (e) other personal characteristics; and (f) other insurance. It includes the use of alcohol, drugs, and tobacco.
I authorize any physician, health care professional, hospital, clinic, medical facility, the Veterans Administration, the MIB, Inc., employer, or other insurance company to release information about me to Paragon Life or its representatives on receipt of this authorization. Paragon Life or its representatives may release this information about me to its reinsurers, MIB, Inc., or other insurance company to whom I have applied or to whom a claim has been made. No other release may be made except as allowed by law or I further authorize.
This form is valid for 30 months from the date it is signed. A photographic copy is as valid as the original. I have a right to receive a copy of this upon request.

Paragon Life, its reinsurers, insurance support organizations, and their authorized representative, may obtain medical and other information in order to evaluate my application for life insurance. Application for insurance will not be accepted without proper signatures. A photocopy of this authorization is as valid as the original.

I hearby authorize payroll deductions of any premiums to be paid for insurance purchases form Paragon life Insurance Company.


Dated at __________________________ on ________________________________________
               City and State               Month         Day          Year

                                       ________________________________________
                                              Signature of Proposed Insured

Agent:  To the best of you knowledge is the
Insurance applied for intended to replace any existing life
Insurance or annuities?  [_] Yes   [_] No

___________________________________     _______________________________________
       Signature of Licensed                    Signature of Applicant
          Resident Agent                   (if other than Proposed Insured)

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33100
(6/91)